Exhibit 10.4

ANNEX III

TERM LOAN FACILITY AMORTIZATION SCHEDULE

Payment Date (Last Business Day of)	Principal Amortization Payment
September 2017	$3,125,000
December 2017	$3,125,000
March 2018	$3,125,000
June 2018	$3,125,000 plus 1.250% of the Delayed Draw Term Loan Advance
September 2018	$3,125,000 plus 1.250% of the Delayed Draw Term Loan Advance
December 2018	$3,125,000 plus 1.250% of the Delayed Draw Term Loan Advance
March 2019	$3,125,000 plus 1.250% of the Delayed Draw Term Loan Advance
June 2019	$3,125,000 plus 1.250% of the Delayed Draw Term Loan Advance
September 2019	$4,687,500 plus 1.875% of the Delayed Draw Term Loan Advance
December 2019	$4,687,500 plus 1.875% of the Delayed Draw Term Loan Advance
March 2020	$4,687,500 plus 1.875% of the Delayed Draw Term Loan Advance
June 2020	$4,687,500 plus 1.875% of the Delayed Draw Term Loan Advance
September 2020	$4,687,500 plus 1.875% of the Delayed Draw Term Loan Advance
December 2020	$4,687,500 plus 1.875% of the Delayed Draw Term Loan Advance
March 2021	$4,687,500 plus 1.875% of the Delayed Draw Term Loan Advance
June 2021	$4,687,500 plus 1.875% of the Delayed Draw Term Loan Advance
September 2021	$6,250,000 plus 2.500% of the Delayed Draw Term Loan Advance
December 2021	$6,250,000 plus 2.500% of the Delayed Draw Term Loan Advance
Maturity Date	All outstanding principal under the Term Loan Facility

Schedule E

EXISTING LETTERS OF CREDIT

	Issuer	Ltr Number	Amount	Beneficiary	Applicant
1	PNC	18123975-00	$ 19,687,818.00	ACE AMERICAN INSURANCE COMPANY	TOPBUILD CORP.
2	PNC	18123976-00	$ 13,883,600.00	OLD REPUBLIC INSURANCE COMPANY	TOPBUILD CORP.
3	PNC	18126123-00	$ 14,984,000.00	THE TRAVELERS INDEMNITY COMPANY	TOPBUILD CORP.
4	PNC	18124006-00	$ 524,994.00	NATIONAL UNION FIRE INSURANCE CO.	SERVICE PARTNERS LLC

Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Revolver		Term Loan		Total Commitment
	Revolving Commitment	Applicable Percentage	Term Commitment	Applicable Percentage
Bank of America, N.A.	$57,291,666.67	22.916666668%	$80,208,333.33	22.916666666%	$137,500,000.00
PNC Bank, National Association	$57,291,666.67	22.916666668%	$80,208,333.33	22.916666666%	$137,500,000.00
Fifth Third Bank	$52,083,333.33	20.833333332%	$72,916,666.67	20.833333334%	$125,000,000.00
SunTrust Bank	$41,666,666.67	16.666666668%	$58,333,333.33	16.666666666%	$100,000,000.00
The Huntington National Bank	$20,833,333.33	8.333333332%	$29,166,666.67	8.333333334%	$50,000,000.00
U.S. Bank National Association	$20,833,333.33	8.333333332%	$29,166,666.67	8.333333334%	$50,000,000.00
Total	$250,000,000.00	100.000000000%	$350,000,000.00	100.000000000%	$600,000,000.00

Schedule 5.08(b)

EXISTING LIENS

Entity Name	Existing Liens
American National Services, Inc.

1. Liens in favor of SunTrust Equipment Finance & Leasing Corp. on the equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under (a) Equipment Lease Agreement dated as of May 31, 2010, (b) Equipment Lease Agreement dated as of September 21, 2015, and (c) Master Equipment Lease Agreement dated as of September 21, 2015

2. Liens in favor Banc of America Leasing & Capital, LLC (as successor by assignment to SunTrust Equipment Finance & Leasing Corp.) on certain equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under Equipment Lease Agreement dated as of September 21, 2015

Builder Services Group, Inc.

1. Liens in favor of SunTrust Equipment Finance & Leasing Corp. on the equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under (a) Equipment Lease Agreement dated as of May 31, 2010, (b) Equipment Lease Agreement dated as of May 25, 2010, (c) Equipment Lease Agreement dated as of September 21, 2015, and (d) Master Equipment Lease Agreement dated as of September 21, 2015

2. Liens in favor of Regions Equipment Finance Corporation (as successor by assignment to SunTrust Equipment Finance & Leasing Corp.) on (a) certain equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under (x) Equipment Lease Agreement dated as of May 25, 2010, and (y) Equipment Lease Agreement dated as of May 31, 2010, (b) certain goods and other personal property described in UCC Filing No. 201207294509 to secure obligations under that certain Final Equipment Schedule No. 10, dated June 30, 2012, to that certain Master Agreement No. 07702, dated May 31, 2010, (c) certain goods and other personal property described in UCC Filing No. 201207748313 to secure obligations under that certain Final Equipment Schedule No. 013 dated August 30, 2012 to that certain Master Agreement No. 07702, dated May 31, 2010, and (d) certain goods and other personal property described in UCC Filing No.

Entity Name	Existing Liens

201308454137 to secure obligations under that certain Final Equipment Schedule No. 014 dated November 30, 2012 to that certain Master Agreement No. 07702, dated May 31, 2010

3. Liens in favor of REFLP (as successor by assignment to SunTrust Equipment Finance & Leasing Corp.) on certain equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under Equipment Lease Agreement dated as of May 25, 2010

4. Liens in favor of RBS Asset Finance, Inc. (as successor by assignment to SunTrust Equipment Finance & Leasing Corp.) on certain equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under Equipment Lease Agreement dated as of May 31, 2010

5. Liens in favor of Banc of America Leasing & Capital, LLC (as successor by assignment to SunTrust Equipment Finance & Leasing Corp.) on certain equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under (a) Equipment Lease Agreement dated as of September 21, 2015, and (b) Master Equipment Lease Agreement dated as of September 21, 2015

6. Subject to Section 6.16 of the Credit Agreement, Intellectual property assignment filed against trademark, “GALE INSULATION”, owned by Builder Services Group, Inc. (as successor in interest to Gale Industries, Inc.) in favor of Heller Financial, Inc. at Reel/Frame 1303/0389

Entity Name	Existing Liens
Service Partners LLC

1. Liens in favor of SunTrust Equipment Finance & Leasing Corp. on the equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under (a) Equipment Lease Agreement dated as of May 31, 2010, (b) Equipment Lease Agreement dated as of May 25, 2010, and (c) Equipment Lease Agreement dated September 21, 2015

2. Liens in favor of Regions Equipment Finance Corporation (as successor by assignment to SunTrust Equipment Finance & Leasing Corp.) on certain equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under Equipment Lease Agreement dated as of May 31, 2010

3. Liens in favor of Banc of America Leasing & Capital, LLC (as successor by assignment to SunTrust Equipment Finance & Leasing Corp.) on certain equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under Equipment Lease Agreement dated as of September 21, 2015

4. Subject to Section 6.16 of the Credit Agreement, UCC filing no. 08060472893 filed against Industrial Products Company (a predecessor to Service Partners LLC) in favor of SunTrust Bank

TruTeam of California, Inc.

1. Liens in favor of SunTrust Equipment Finance & Leasing Corp. on the equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under Equipment Lease Agreement dated September 21, 2015

2. Liens in favor of Banc of America Leasing & Capital, LLC (as successor by assignment to SunTrust Equipment Finance & Leasing Corp.) on certain equipment (together with all improvements, additions, substitutions and replacements therefor, and proceeds (including insurance proceeds) thereof)) leased under Equipment Lease Agreement dated as of September 21, 2015

Schedule 5.13

SUBSIDIARIES AND OTHER EQUITY INVESTMENTS; LOAN PARTIES

(a)        Material Domestic Subsidiaries

Material Domestic Subsidiary	Jurisdiction of Incorporation	Shareholder/Member	Number of Equity Interests Owned	Total Equity Interests Outstanding
TopBuild Services Group Corp.	Delaware	TopBuild Corp.	1,000	1,000
TruTeam, LLC	Delaware	TopBuild Services Group Corp.	100	100
Service Partners, LLC	Virginia	TopBuild Services Group Corp.	1,000	1,000
Builder Services Group, Inc.	Florida	TruTeam, LLC	5,644,217	5,644,217
American National Services, Inc.	California	TruTeam, LLC	1,507.3529	1,507.3529
Coast Insulation Contractors, Inc.	California	American National Services, Inc.	33,718.4	33,718.4
Superior Contracting Corporation	Delaware	American National Services, Inc.	1,000	1,000

(b)        Loan Parties

Loan Party Name	Jurisdiction of Incorporation	Address of Principal Place of Business	U.S. Taxpayer Identification Number
TopBuild Corp.	Delaware	475 North Williamson Boulevard Daytona Beach, Florida 32114	47-3096382
TopBuild Services Group Corp.	Delaware	475 North Williamson Boulevard Daytona Beach, Florida 32114	38-3569431
TruTeam, LLC	Delaware	475 North Williamson Boulevard Daytona Beach, Florida 32114	Disregarded Entity
Service Partners, LLC	Virginia	1029 Technology Park Drive Glen Allen, Virginia 23059	54-1903720
Builder Services Group, Inc.	Florida	475 North Williamson Boulevard Daytona Beach, Florida 32114	59-3214406
American National Services, Inc.	California	475 North Williamson Boulevard Daytona Beach, Florida 32114	33-0780486
Coast Insulation Contractors, Inc.	California	475 North Williamson Boulevard Daytona Beach, Florida 32114	77-0134470
Superior Contracting Corporation	Delaware	475 North Williamson Boulevard Daytona Beach, Florida 32114	38-3539315

Section 5.17

INTELLECTUAL PROPERTY MATTERS

(a)        U.S. Registered Trademarks

Loan Party	Trademark	Jurisdiction	Application No./ Registration No.
TopBuild Services Group Corp.	House Design	United States	2640968
Builder Services Group, Inc.	RICE and Design	United States	3103691
Builder Services Group, Inc.	VALLEY INSULATION	United States	87/173284
Builder Services Group, Inc.	VALLEY INSULATION & DESIGN	United States	87/173285
Builder Services Group, Inc.	COASTAL INSULATION	Louisiana	Book # 64-6084
Builder Services Group, Inc.9 - 14	WILLIAMS INSULATION	Nebraska	NE10069518
Builder Services Group, Inc.	GALE INSULATION	United States	1944889
Builder Services Group, Inc.	M and Design	United States	2615864
Builder Services Group, Inc.	GALLATIN INSULATION COMPANY	Wyoming	2011-000597620
Builder Services Group, Inc.	D’S INSULATION	Wyoming	2011-000597626
Builder Services Group, Inc.	NEBRASKA BUILDING PRODUCTS	Nebraska	NE10239153
Service Partners, LLC	SERVICE PARTNERS	United States	2544415
Service Partners, LLC	SERVICE PARTNERS (STYLIZED)	United States	2552114
Service Partners, LLC	GORILLA	United States	2979464
Service Partners, LLC	SEAL PRO	United States	85/931160
Service Partners, LLC	SEAL PRO	United States	3723331
Service Partners, LLC	SEAL PRO	United States	4458750

Loan Party	Trademark	Jurisdiction	Application No./ Registration No.
Service Partners, LLC	SEAL PRO	United States	5036853
Service Partners, LLC	SEAL PRO	United States	4932800
Service Partners, LLC	SMARTSHREDZ	United States	3991179
Service Partners, LLC	CONTRACTORS' CLUB LOGO	United States	4470909
Service Partners, LLC	MAXSHREDZ	United States	86/791957
Service Partners, LLC	PROSHREDZ	United States	86/791984
Service Partners, LLC	SHREDZ	United States	86/791997
Service Partners, LLC	SHREDZ LOGO	United States	86/792008
Service Partners, LLC	ULTRASHREDZ	United States	86/792014
Service Partners, LLC	CONTRACTORS' CLUB PERFORMANCE ACADEMY CERTIFIED INSTALLER and Design	United States	4604548
Service Partners, LLC	CONTRACTORS' CLUB PERFORMANCE ACADEMY LOGO (WITHOUT BANNER)	United States	4659382
Service Partners, LLC	BLOW-IN BLANKET	United States	1374218
Service Partners, LLC	BIBS	United States	2310217
TruTeam, LLC	LOCAL RELATIONSHIPS. NATIONAL RESOURCES.	United States	4585387
TruTeam, LLC	MASCO CONTRACTOR SERVICES and Design	United States	3473888

(b)        U.S. Registered Patents

Loan Party	Patent	Jurisdiction	Application No./ Registration No.
TruTeam, LLC	ERROR MANAGEMENT FRAMEWORK	United States	7941708
Service Partners, LLC	UNDER PURLIN INSULATION SYSTEM	United States	9,169,637
Service Partners, LLC	CONTAINING INSULATION USING A BARRIER ASSEMBLY	United States	5819496

(c)        U.S. Registered Copyrights

None.

Schedule 6.12

EXCLUDED ACCOUNTS

Loan Party	Securities Intermediary/Depository Institution & Address	Account Number	Type of Account
TopBuild Corp.	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	4124946823	(Tax Account)
TopBuild Corp.	PNC 755 West Big Beaver Road; Suite 2400 R1-YB94-24-1 Troy, MI 48084-4900	1029024596	Disbursement Account
TopBuild Corp.	Bank of America NC1-007-24-12 100 North Tryon Street Charlotte, NC 28255	4427274208	Payroll Account
American National Services, Inc.	PNC 755 West Big Beaver Road; Suite 2400 R1-YB94-24-1 Troy, MI 48084-4900	1019800424	Wire/ACH DD Service
American National Services, Inc.	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	4945017754	Wire/ACH DD Service
American National Services, Inc.	PNC Bank 755 West Big Beaver Road; Suite 2400 R1-YB94-24-1 Troy, MI 48084-4900	1019824493	Disbursement Account

Loan Party	Securities Intermediary/Depository Institution & Address	Account Number	Type of Account
American National Services, Inc.	PNC Bank 755 West Big Beaver Road; Suite 2400 R1-YB94-24-1 Troy, MI 48084-4900	1019824485	Disbursement Account
American National Services, Inc.	Comerica Oaktec Office Center U.S. Banking -Michigan 3551 Hamlin Road MC 2394 Auburn Hills, MI 48326	1851624799	Payroll Account
American National Services, Inc.	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	4945017762	Payroll Account
Builder Services Group, Inc.	PNC 755 West Big Beaver Road; Suite 2400 R1-YB94-24-1 Troy, MI 48084-4900	1019800432	Wire/ACH DD Service
Builder Services Group, Inc.	Bank of America NC1-007-24-12 100 North Tryon Street Charlotte, NC 28255	3750710168	Wire/ACH DD Service
Builder Services Group, Inc.	PNC Bank 755 West Big Beaver Road; Suite 2400 R1-YB94-24-1 Troy, MI 48084-4900	1019806009	Disbursement Account
Builder Services Group, Inc.	PNC 755 West Big Beaver Road; Suite 2400 R1-YB94-24-1 Troy, MI 48084-4900	1017289765	Disbursement Account

Loan Party	Securities Intermediary/Depository Institution & Address	Account Number	Type of Account
Builder Services Group, Inc.	TD Bank North 5 Commerce Park North; Mail Stop: NH-004-02 Bedford, NH 03110	9243907601	Payroll Account
Builder Services Group, Inc.	Comerica Oaktec Office Center U.S. Banking -Michigan 3551 Hamlin Road MC 2394 Auburn Hills, MI 48326	1851280089	Payroll Account
Builder Services Group, Inc.	Bank of America NC1-007-24-12 100 North Tryon Street Charlotte, NC 28255	3750798452	Payroll Account
Builder Services Group, Inc.	JPM Chase Corporate Client Banking 10 S. Dearborn Street; 34th Floor Mail Code: IL1-0032 Chicago, IL 60603	94942	Payroll Account
Builder Services Group, Inc.	Regions Bank 315 Deaderick Street Nashville, TN 37237-0303	0603021957	Payroll Account
Builder Services Group, Inc.	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000014820407	Payroll Account
Builder Services Group, Inc.	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2290004742	Payroll Account

Loan Party	Securities Intermediary/Depository Institution & Address	Account Number	Type of Account
Superior Contracting Corporation	JPM Chase Corporate Client Banking 10 S. Dearborn Street; 34th Floor Mail Code: IL1-0032 Chicago, IL 60603	5300091316	Payroll Account
Superior Contracting Corporation	Bank of America NC1-007-24-12 100 North Tryon Street Charlotte, NC 28255	1233527789	Payroll Account
Superior Contracting Corporation	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000002931670	Payroll Account
Superior Contracting Corporation	US Bank National Corporate Banking 209 S. LaSalle Street; Suite 410 MK-IL-RY4D Chicago, IL 60604	196455998712	Payroll Account
Superior Contracting Corporation	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000002931382	Payroll Account
Service Partners, LLC	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	4945031847	Wire/ACH DD Service
Service Partners, LLC	JPM Corporate Client Banking 10 S. Dearborn Street; 34th Floor Mail Code: IL1-0032 Chicago, IL 60603	650177108	Wire/ACH DD Service

Loan Party	Securities Intermediary/Depository Institution & Address	Account Number	Type of Account
Service Partners, LLC	Bank of America NC1-007-24-12 100 North Tryon Street Charlotte, NC 28255	4426871123	Wire/ACH DD Service
Service Partners, LLC	Comerica Oaktec Office Center U.S. Banking -Michigan 3551 Hamlin Road MC 2394 Auburn Hills, MI 48326	1851893113	Wire/ACH DD Service
Service Partners, LLC	Regions Bank 315 Deaderick Street Nashville, TN 37237-0303	304994477	Wire/ACH DD Service
Service Partners, LLC	U S Bank National Corporate Banking 209 S. LaSalle Street; Suite 410 MK-IL-RY4D Chicago, IL 60604	153910128799	Wire/ACH DD Service
Service Partners, LLC	U S Bank National Corporate Banking 209 S. LaSalle Street; Suite 410 MK-IL-RY4D Chicago, IL 60604	182380373478	Wire/ACH DD Service
Service Partners, LLC	PNC 755 West Big Beaver Road; Suite 2400 R1-YB94-24-1 Troy, MI 48084-4900	1014326575	Disbursement Account
Service Partners, LLC	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000010970461	Service Partners Manager Accounts
Johnson Products, LLC (Service Partners LLC)	Regions Bank 315 Deaderick Street Nashville, TN 37237-0303	3605002664	Checking Account

Loan Party	Securities Intermediary/Depository Institution & Address	Account Number	Type of Account
Lilienthal Insulation Company, LLC (Service Partners LLC)	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000013946094	Checking Account
Moore Products, LLC (Service Partners LLC)	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000010970377	Checking Account
Renfrow Supply, LLC (Service Partners LLC)	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000010970429	Checking Account
Denver Southwest, LP (Service Partners LLC)	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000010970254	Checking Account
Cell Pak, LLC (Service Partners LLC)	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000017266330	Checking Account
Industrial Products, LLC (Service Partners LLC)	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000010970335	Checking Account
Cell Pak, LLC (Service Partners LLC)	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000028329839	Checking Account

Loan Party	Securities Intermediary/Depository Institution & Address	Account Number	Type of Account
Service Partners of the Carolinas (Service Partners LLC)	Wells Fargo Bank U.S. Corporate Banking MAC E2616-290 230 W. Monroe St.; Suite 2900 Chicago, IL 60606	2000010970474	Checking Account

Schedule 6.16

POST-CLOSING OBLIGATIONS

1.Execution and delivery of any Notes required by Lenders, to be delivered to the Administrative Agent within 15 Business Days of the Closing Date.

2.Deliver updated stock certificates evidencing the Pledged Equity to the Administrative Agent within 30 days of the Closing Date.

3.Within 60 days of the Closing Date, provide evidence or termination of the following existing Liens:

a.UCC filing no. 08060472893 filed against Industrial Products Company (a predecessor to Service Partners LLC) in favor of SunTrust Bank.

b.Intellectual property assignment filed against trademark, “GALE INSULATION”, owned by Builder Services Group, Inc. (as successor in interest to Gale Industries, Inc.) in favor of Heller Financial, Inc. at Reel/Frame 1303/0389.

4.Insurance endorsements required under Section 6.07 of the Credit Agreement, to be delivered to the Administrative Agent within 60 days of the Closing Date.

5.Use commercially reasonable efforts to enter into a landlord waiver with respect to Borrower’s leased property of 475 N. Williamson Boulevard, Daytona Beach, Florida 32114 within 60 days of the Closing Date.

Schedule 7.02

EXISTING INDEBTEDNESS

1. Existing Letters of Credit listed on Schedule E.

2. Indebtedness secured by the Liens set forth on Schedule 5.08(b).

Schedule 7.03

EXISTING INVESTMENTS

None.

Schedule 7.09

BURDENSOME AGREEMENTS

None.

Schedule 11.02

ADMINISTRATIVE AGENT’S OFFICE; CERTAIN ADDRESSES FOR NOTICES

BORROWER:

TOPBUILD CORP.

475 North Williamson Boulevard

Daytona Beach, Florida 32114

Attention:	Robert Buck, President and Chief Operating Officer
Joe Jacumin, Assistant General Counsel
Telephone:	386-763-8801
Facsimile:	386-763-7319
E-Mail:	robert.buck@topbuild.com; joe.jacumin@topbuild.com
Tax ID No.:	47-3096382

ADMINISTRATIVE AGENT:

Administrative Agent’s Office - For payments and Requests for Credit Extensions:

BANK OF AMERICA, N.A., as Administrative Agent

101 North Tryon Street

Mailcode:  NC1-001-05-46

Charlotte, NC 28255

Attention:	Devarshi Ojha
Telephone:	972-338-3774
Facsimile:	214-290-8373
Email:	devarshi.ojha@baml.com

Remittance Instructions-US Dollars:

Bank of America, N.A.

New York, New York

ABA No.:	026009593
Account No.:	1366072250600
Account:	Wire Clearing Acct for Syn Loans-LIQ
Reference:	TopBuild

Other Notices as Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

900 W. Trade Street, 6th Floor

Mailcode:  NC1-026-06-03

Charlotte, NC 28255

Attention:	Kyle Harding
Telephone:	980-275-6132
Facsimile:	704-719-5215
Email:	kyle.d.harding@baml.com

L/C ISSUER:

Bank of America, N.A.

Trade Operations

1 Fleet Way

Mail Code: PA6-580-02-30

Scranton, Pennsylvania 18507

Attention:	Trade Operations
Telephone:	570-496-9619
Facsimile:	800-755-8740
Email:	tradeclientserviceteamus@baml.com

Remittance Instructions:

Bank of America, N.A.

New York, New York

Bank of America, N.A.

New York, New York

ABA No.:	026009593
Account No.:	04535-883980
Attention:	Scranton Standby
Reference:	TopBuild